UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 21, 2004
(Date of Report—Date of Earliest Event Reported)

D.R. Horton, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14122	75-2386963

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006
(Address of Principal Executive Offices)

(817) 856-8200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

99.1	Press Release dated January 21, 2004 related to the Company’s earnings and other financial results for the first quarter ended December 31, 2003.

Item 12. Results of Operations and Financial Condition.

     On January 21, 2004, D.R. Horton, Inc. issued a press release announcing its earnings and other financial results for the first quarter ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety by reference into this Item 12.

     The information furnished in this Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2004

D.R.	Horton, Inc.

By:	/s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Press Release dated January 21, 2004, filed with this report.